SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                             The Germany Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       5) Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

       1) Amount previously paid:

       ---------------------------------------------------

       2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------------

       3) Filing Party:

       ---------------------------------------------------

       4) Date Filed:

       ---------------------------------------------------

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 20, 1997

                              --------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 20, 1997 at the offices of Deutsche Morgan Grenfell Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

     1.   To elect four Directors.

     2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

     3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 5, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                         Robert R. Gambee
                                                         Secretary

Dated: May 9, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 20, 1997

                              --------------------
                                 PROXY STATEMENT
                              --------------------

     This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 20, 1997 at the offices of Deutsche Morgan Grenfell Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,657,662 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 9, 1997.

     The Board of Directors of the Fund has nominated four directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants to the Fund for the fiscal year ending December 31, 1997, for ratification by the stockholders at the Meeting (Proposal
2). The election of Directors (Proposal 1) requires the affirmative vote of a plurality of the shares represented at the Meeting. Ratification of the selection of Price Waterhouse LLP (Proposal 2) requires the affirmative vote of a simple majority of the shares represented at the Meeting.

     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the nature of the business to be acted on at the meeting, the Fund does not anticipate receiving any broker "non-votes".

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class I expires at the 1997 annual meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Four Class I nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Prof. Dr. Kohler, Mr. Storr and Dr. Schmitz, who were elected to the Board on May 10, 1991, February 3, 1997 and April 18, 1997, respectively.

     The following Directors have been nominated for election at the 1997 Annual
Meeting:

                                                                                                            Shares of Common
                                                                                                           Stock Beneficially
                                                                                                           Owned, Directly or
                                 Position with          Principal Occupations During                          Indirectly,
      Name               Age        Fund                       Past Five Years                              at May 5, 1997(1)
     ------             -----    -------------         -------------------------------                     -------------------
Dr. Ronaldo H.           58       Chairman,           Member of the Board of Managing Directors of               --
Schmitz(2)(3)(4)                     President and       Deutsche Bank AG,  Chairman of the Boards of
  Class I                            Director            Managing Directors of Deutsche Bank North
                                                         America Holding Corp. and Deutsche Morgan
                                                         Grenfell Inc. Chairman of the Supervisory Boards
                                                         of Metallgesellschaft AG and Tohibo Holding AG.
                                                         Member of the Supervisory Boards of Bertelsmann
                                                         AG, Deutsche Beteiligungs AG, Glaxo Wellcome
                                                         plc, Rohm & Haas Company, Deutsche
                                                         Pfandbrief- und Hypothekenbank AG (through


                                                                                                            Shares of Common
                                                                                                           Stock Beneficially
                                                                                                           Owned, Directly or
                                 Position with               Principal Occupations During                      Indirectly,
      Name               Age         Fund                           Past Five Years                        at May 5, 1997(1)
     ------             -----    -------------            -------------------------------                  -------------------

                                                         1996), Goedecke AG (through 1995), Gruner &
                                                         Jahr AG (through 1995), Kaufhof Holding AG
                                                         (through 1996) and Villeroy & Boch AG (through
                                                         1995).

Hans G. Storr            65       Director            President, Storr Investments. Chief Financial Officer     3,650
  Class I                                                of Philip Morris Companies, Inc. (1979-1996),
                                                         Member of the Board of Directors of Philip Morris
                                                         Companies, Inc. (1982-1996), Chairman and Chief
                                                         Executive Officer of Philip Morris Capital
                                                         Corporation (1982-1996).

Edward C.                66       Director            Member of the Board of Directors of Green Point             396
Schmults                                                 Financial Corp. Member of the Board of Trustees
   Class I                                               of The Edna McConnell Clark Foundation. Senior
                                                         Vice President-External Affairs and General
                                                         Counsel of GTE Corporation (1984-1994). Deputy
                                                         Attorney General of the U.S., Department of
                                                         Justice (1981-1984). Partner, White & Case (1965-
                                                         1973 and 1977-1981).

Detlef Bierbaum(3)       54       Director            Partner of Sal. Oppenheim Jr. & Cie KGaA. Member            --
   Class I                                               of the Supervisory Boards of Nanz Stiftung,
                                                         ESCADA Aktiengesellschaft, Deutz AG, Scor Deutschland
                                                         Ruckversicherungs-Actiengesellschaft, Tertia
                                                         Handelsbeteiligungsgesellschaft mbH and
                                                         Douglas AG.


The following are Directors whose terms continue:

                                                                                                            Shares of Common
                                                                                                           Stock Beneficially
                                                                                                           Owned, Directly or
                                 Position with               Principal Occupations During                      Indirectly,
      Name               Age         Fund                           Past Five Years                        at May 5, 1997(1)
     ------             -----    -------------            -------------------------------                  -------------------
John A. Bult(2)(3)       60       Director            Chairman of PaineWebber International, Director of          1,233
   Class II                                              PaineWebber Group, Inc., Director of The France
                                                         Growth Fund, Inc. and The Greater China Fund,
                                                         Inc.

Dr. Juergen F.           58       Director            Chairman of the Board of Executive Directors of             --
Strube                                                   BASF AG. Chairman and President of BASF
   Class II                                              Corporation (1985-1988).

Robert H.                57       Director            President of Robert H. Wadsworth & Associates,              399
Wadsworth(2)                                             Inc.
  Class II

Prof. Dr. Claus          69       Director            Member of the Administrative Board of                        --
Kohler                                                   Bundesanstalt fur Vereinigungsbedingte
   Class III                                             Sonderaufgaben (1995-1996). Member of the
                                                         Administrative Board of Treuhandanstalt (1990-
                                                         1994). Member of the Board of Governors and of
                                                         the Central Bank Council of Deutsche Bundesbank
                                                         (until 1990). Member of the Advisory Board of
                                                         Westfalische Hypothekenbank AG. Member of the
                                                         Advisory Panel to the Board of Governors of the
                                                         Central Bank of Oman. Member of the Board
                                                         (Kuratorium) of the Institute of Empirical
                                                         Economic Research. Professor of Economics,
                                                         University of Hannover. Professor of Economics,
                                                         University of Frankfurt a.M.

Christian H.             53       Director            Managing Director of DWS-Deutsche Gesellschaft               --
Strenger(2)(3)(4)                                        fur Wertpapiersparen mbH (since 1991).
   Class III                                             Managing Director of Deutsche Bank Securities
                                                         Corporation, predecessor of DMG (1986-1991).


                                                                                                              Shares of Common
                                                                                                              Stock Beneficially
                                                                                                              Owned, Directly or
                               Position with           Principal Occupations During                              Indirectly,
      Name               Age       Fund                       Past Five Years                                 at May 5, 1997(1)
     ------             -----  -------------          -------------------------------                        -------------------
Werner Walbrol(2)        58       Director            President and Chief Executive Officer of the German           200
   Class III                                             American Chamber of Commerce, Inc. Member of
                                                         the United States German Youth Exchange
                                                         Council. Director of TUV Rheinland of North
                                                         America, Inc. and DB New World Fund, Limited
                                                         and LDC. President and Director of German
                                                         American Partnership Program.

Otto Wolff von           78       Director            Chairman of the Board of Otto Wolff                         1,263
Amerongen                                                Industrieberatung & Beteiligungen GmbH
   Class III                                             (industrial consulting). Chairman of the German
                                                         East-West Trade Committee. Honorary Chairman
                                                         of the Association of German Chambers of
                                                         Industry and Commerce. Chairman of the Board of
                                                         Management of the Otto Wolff von Amerongen
                                                         Foundation. Member of the Atlantic Advisory
                                                         Council of United Technologies Corp. (until
                                                         1992). Chairman of the Supervisory Board of
                                                         DWA, Deutsche Waggonbau AG. Member of the
                                                         Advisory Council of Allianz Versicherungs-AG
                                                         (until February 1994). Member of the Advisory
                                                         Council of Creditanstalt-Bankverein. President of
                                                         the German Society for East European Studies.
                                                         Member of the Board of Directors of the German
                                                         Society for Foreign Affairs.


----------
(1) As of May 5, 1997, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger, Wadsworth and Dr. Schmitz each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager. Mr. Walbrol serves as a Director of DB New World Fund, Limited and LDC, Cayman Island-based investment funds managed by Deutsche Bank AG, New York Branch.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Dr. Schmitz is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which DMG is an indirect, wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Dr. Schmitz and Mr. Strenger each own shares of Deutsche Bank, of which DBAM and DMG are wholly-owned subsidiaries. As of May 5, 1997, each such Director owned less than 1% of the outstanding shares of Deutsche Bank.

     Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager.

     The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the fiscal year ended December 31, 1996. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DMG and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Dr. Schmitz and Messrs. Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DMG or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund. The Nominating Committee met once during the past fiscal year.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Dr. Strube and Mr. Wolff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Dr. Strube, attended at least 75% of the number of regular meetings of the Board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The New Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The New Germany Fund, Inc. and The Central European Equity Fund, Inc. (which three funds represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1996, and from the Fund and such other two funds for the year ended December 31, 1996, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                               Aggregate       Total Compensation From the Fund,
                              Compensation    The New Germany Fund, Inc. and The
   Name of Director            from Fund      Central European Equity Fund, Inc.
   ----------------          -------------    ----------------------------------
Otto Wolff von Amerongen       $   9,750                 $  19,500
Prof. Dr. Claus Kohler         $  10,500                 $  21,000
Edward C. Schmults             $  15,750                 $  30,750
Dr. Juergen F. Strube          $   8,250                 $  16,500
Robert H. Wadsworth            $  16,500                 $  48,000
Werner Walbrol                 $  16,500                 $  32,250
                               ---------                 ---------
        Total                  $  77,250                 $ 168,000
                               =========                 =========

     No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund.

     The officers of the Fund other than as shown above are:


     Name                        Age        Position with Fund         Principal Occupations During
     ----                      --------   -------------------------   ---------------------------------------------
G. Richard Stamberger             50       Chief Executive Officer     Managing Director of DMG (since 1993).
                                              and Executive Vice          President, Deutsche Asset Management
                                              President                   North America Inc. (since 1995).
                                                                          Managing Director of C.J. Lawrence, Inc.
                                                                          (1990-1993). Managing Director of
                                                                          Prudential Equity Management Associates
                                                                          at the Prudential Insurance Co. of America
                                                                          (1984-1989).

Robert R. Gambee                  54       Vice President,             Director of DMG (since 1992). First Vice
                                              Secretary and               President of DMG (1987-1991).
                                              Treasurer

Joseph Cheung                     38       Assistant Secretary and     Vice President (since 1996), Assistant Vice
                                              Assistant Treasurer         President (1994-1996) and Associate
                                                                          (1991-1994) of DMG.

     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

     Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

     Required Vote. The affirmative vote of the holders of a majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 5, 1997, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before January 9, 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1996 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437- 6269.

                                                      Robert R. Gambee
                                                      Secretary


Dated:  May 9, 1997

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

PROXY

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 5, 1997 at an Annual Meeting of Stockholders to be held on June 20, 1997 or any adjournment thereof.

    1. ELECTION OF DIRECTORS.  [ ] FOR all nominees          [ ] WITHHOLDING
                                   listed below                  AUTHORITY
                                   (except as marked             to vote for all
                                   to the contrary below)        nominees listed
                                                                 below

(Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                                    CLASS I
            (to serve until the 2000 Annual Meeting of Stockholders)
                             Dr. Ronaldo H. Schmitz
                                 Hans G. Storr
                               Edward C. Schmults
                                Detlef Bierbaum

     2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

          [  ] APPROVE               [  ] DISAPPROVE              [  ] ABSTAIN

     3. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT

          THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.



                                         _____________________________________
                                                Name (please print)


                                         _____________________________________
                                         Name of Corporation (if applicable)


                                         (By)______________(Date)______  1997
                                               (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.